SHAREHOLDERS AGREEMENT

      AGREEMENT, made as of this 29th day of December, 1987, by and among the persons listed on Schedule I hereto (hereinafter referred to collectively as the "Investors" and individually as an "Investor").

      WHEREAS, Image Entertainment, Inc., a Colorado corporation (the "Corporation"), is authorized to issue 100,000,000 shares of Common Stock, par value of $.05 per share (the "Common Stock");

      WHEREAS, each of the Investors owns the number of shares of Common Stock or rights to acquire shares of Common Stock set forth opposite such Investor's name on Schedule I hereto; and

      WHEREAS, the Investors desire to provide for certain restrictions on the transfer of the shares of Common Stock owned by the Investors.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Representations and Warranties. A. Each Investor severally represents and warrants that it has full power and authority to execute and deliver this Agreement, and that the execution and delivery of this Agreement will not result in the breach of or default under, with or without the giving of notice and/or passage of time, any other agreement, arrangement or indenture to which such Investor is a party or by which it may be bound, or the violation of any law, statute, rule, decree, order, judgment or regulation binding upon such Investor or the shares of Common Stock owned by such Investor.

            B. Each Investor severally represents, warrants and covenants to each other Investor that in connection with its purchase of shares of Common Stock of the Corporation pursuant to the Stock Purchase Agreement, of even date herewith, among the Investors, the Corporation and certain other persons (the "Stock Purchase Agreement") it has not relied upon any investigation, representation, warranty, covenant or statement of any kind whatsoever of any other Investor or such other Investor's representatives, attorneys, accountants or other agents of any kind.

      2. Right of First Refusal. Upon the following terms and conditions, each of the Investors and its Affiliates, as hereinafter defined, shall have the first right to buy (a) any shares of Common Stock purchased by an Investor pursuant to the Stock Purchase Agreement, or pursuant to Rights (as defined in the Stock Purchase Agreement) issued or to be issued pursuant to the Stock Purchase Agreement, or (b) any Rights issued or to be issued pursuant to the Stock Purchase Agreement (collectively the "Shares or Rights"), which Shares or Rights are proposed to be sold by any Investor. The term "Affiliate" shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, an Investor or any person who is a member of the immediate family of an Investor, or any trust for the benefit of any of the foregoing persons. For purposes of this Section 2 only, the term Investor shall include any Affiliate of such Investor. No Investor shall sell, transfer, assign or deliver (hereinafter defined as "sell" or when used in such tense "sold") any Shares or Rights owned by such Investor except for cash and unless such Investor complies with the provisions of this Section 2. If an Investor ("Selling Investor") desires to sell all or any part of its Shares or Rights to any person or entity, such Selling Investor shall first obtain a bona fide written offer ("Offer") therefor and shall give notice in writing to each of the other Investors (the "Purchasing Investors") that it desires to accept the Offer. Said notice shall contain a statement setting forth the name and address of the maker of the Offer and a true and correct copy thereof. Any Purchasing Investor which desires to purchase part or all of such Shares or Rights shall give notice in writing of such desire to the Selling Investor, with a copy to each other Purchasing Investor, within 30 days after the date of the giving of notice by the Selling Investor, which notice shall set forth how much of such Shares or Rights such Purchasing Investor desires to purchase. If two or more Purchasing Investors notify the Selling Investor of their desire to acquire all or portions of the Shares or Rights proposed to be sold, which in the aggregate equal or exceed the Shares or Rights to be sold, then each Purchasing Investor shall acquire a pro rata share of such Shares or Rights, and each such Purchasing Investor shall be required to pay to the Selling Investor its pro rata share of the purchase price unless any Purchasing Investor desires to purchase less than its full pro rata share of such Shares or Rights as determined above, in which case the other Purchasing Investors shall purchase the balance of such pro rata share in series as each remaining Purchasing Investor refuses to purchase its pro rata share of the Selling Investor's Shares or Rights. A Purchasing Investor's pro rata share shall be a fraction, the numerator of which is the number of Shares owned by such Purchasing Investor and purchased by him pursuant to the Stock Purchase Agreement, and the denominator of which is the total number of Shares owned by all Purchasing Investors exercising any right and purchased by such Purchasing Investors pursuant to the Stock Purchase Agreement. The closing of the purchase by the Purchasing Investor(s) shall take place 60 days after the expiration of said 30-day period at 10:00 A.M., at the offices of the Corporation or at such other time and place as may be agreed upon by the Selling Investor and the Purchasing Investor(s). If any one or more of the Purchasing Investors does not give notice as aforesaid of its (or their) intention to purchase all of the Shares or Rights to be sold by the Selling Investor, then any notices given shall be deemed null and void and the Selling Investor may sell within 90 days after the expiration of the said 30-day period such Shares or Rights to the person making the Offer on the exact terms set forth in the Offer. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 2 shall not apply to (a) the sale, assignment or transfer of Shares or Rights by an Investor to an Affiliate of such Investor, (b) any sale, assignment or transfer of Shares or Rights by an Investor on a national or regional stock exchange transaction or in the over-the-counter market, or (c) any sale, assignment or transfer of any shares of Common Stock of the Corporation, or rights to acquire shares of Common Stock of the Corporation which were not purchased by an Investor pursuant to the Stock Purchase Agreement or pursuant to Rights issued pursuant to the Stock Purchase Agreement.

      3. Recapitalization. If at any time this Agreement is in effect, there is a stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, reorganization or liquidation as the result of which securities of any kind shall be issued in respect of the Shares or Rights, or the Shares or Rights shall be changed into the same or a different number of Shares or Rights of the same or another class or classes, this Agreement shall apply to the aggregate number and class of such securities which any Investor or any transferee shall receive or be entitled to receive on account of, with respect to, or in lieu of such Shares or Rights, as a result of any such stock dividend, split-up, recapitalization or liquidation.

      4. Buyers' Representatives. A. Under the terms of the Stock Purchase Agreement the Investors are required to designate two persons as the Buyers' Representatives for the purpose of taking certain actions on behalf of the Investors under the terms of the Stock Purchase Agreement. The Buyers' Representatives shall initially be James E. Lindstrom and Russ Harris. At any time any person serving as a Buyers' Representative may be replaced by the holders of a majority of the Shares issued pursuant to the Stock Purchase Agreement and still owned of record by an Investor or any Affiliate of an

Investor. Such replacement shall be evidenced by a written consent signed by holders holding the required number of Shares, and shall be effective immediately upon the sending of such notice to all Investors in accordance with paragraph 5 hereof.

      B. The persons designated as Buyers' Representatives by the acceptance of their appointment agree to promptly deliver to each of the Investors or any Affiliate, copies of all notices, requests and demands received by the Buyers' Representatives pursuant to the Stock Purchase Agreement.

      5. Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties to this Agreement shall be deemed to have been given or made when delivered by hand, deposited in the mail, first class postage prepaid, return receipt requested, or by telegraphic notice, when delivered to the telegraph company, or by telex or facsimile transmission notice, when received, addressed as follows or to such other address as may be hereinafter designated in writing by the respective parties hereto:

                        If to an Investor:

                        To the address of such Investor set forth on Schedule I hereto, with a copy (which, alone, shall not constitute notice) to:

                        Rubin Baum Levin Constant & Friedman
                        30 Rockefeller Plaza, 29th Floor
                        New York, New York 10112
                        Attention:  Barry A. Adelman, Esq.

                        If to Buyers' Representatives:

                        To the address of each such person given to the parties to this Agreement by notice pursuant to this Section, with a copy (which, alone, shall not constitute notice) to:

                        Rubin Baum Levin Constant & Friedman
                        30 Rockefeller Plaza, 29th Floor
                        New York, New York 10112
                        Attention:  Barry A. Adelman, Esq.

      6. Amendments and Waivers. The provisions of this Agreement may from time to time be amended, supplemented or otherwise modified or waived only by a written agreement signed by the parties hereto.

      7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns.

      8. Governing Law. This Agreement shall be deemed a contract made under the laws of, executed, and delivered in the State of New York and for all purposes shall be construed and interpreted in accordance with the laws of such State without reference to conflicts of laws principles.

      9. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforcability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. Gender and Number. When the context so requires in this Agreement, any gender includes the masculine, feminine and neuter, and the singular number includes the plural.

      11. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      12. Headings. The headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

      13. Specific Performance. The parties hereto acknowledge that monetary damages may not adequately compensate any party hereto for the failure of any other party to observe its respective covenants hereunder. Upon application to any court of equity having jurisdiction in the premises to enforce any provision of this Agreement by any party hereto, such party shall be entitled to a decree against each such other party hereto (and any transferee of Shares or Rights) requiring specific performance hereof by such other party. Each party hereto hereby waives the claim or defense in any such action that the party making such application has an adequate remedy at law.

      14. Filing of Agreement. By its execution of this Agreement, the Corporation agrees to cause a copy of this Agreement and each and every supplement and amendment hereto to be filed in the principal office of the Corporation.

      15. Further Assurances. Each party agrees to execute and deliver such other instruments as the other party may reasonably request in order to effectuate the intent of this Agreement and the transactions provided for herein.

      16. Termination. The term of this Agreement shall commence on the date hereof and shall continue until the occurrence of any one of the following events:

            a. the effective date of a registration state-ment covering all of the Shares of the Investors under the Securities Act of 1933, as amended;

            b. the ownership by the Investors as a group of less than 50% of the number of Shares acquired by them as a group pursuant to the Stock Purchase Agreement;

            c. if the Corporation shall be adjudicated bankrupt or insolvent, or an order shall be entered, remaining unstayed or discharged for sixty days, appointing a receiver or trustee for the Corporation, or for substantially all of its property, or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or of any state, or the Corporation shall file a petition seeking any of the foregoing or shall consent thereto, or file a petition to take advantage of any debtors' act, or make a general assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they mature.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    /s/ Richard J. Sherwin
                                    ----------------------------------
                                    Richard J. Sherwin


                                    /s/ Jay A. Disler
                                    ----------------------------------
                                    Jay A. Disler
ment covering all of the Shares of the Investors under the Securities Act of 1933, as amended;

            b. the ownership by the Investors as a group of less than 50% of the number of Shares acquired by them as a group pursuant to the Stock Purchase Agreement;

            c. if the Corporation shall be adjudicated bankrupt or insolvent, or an order shall be entered, remaining unstayed or discharged for sixty days, appointing a receiver or trustee for the Corporation, or for substantially all of its property, or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or of any state, or the Corporation shall file a petition seeking any of the foregoing or shall consent thereto, or file a petition to take advantage of any debtors' act, or make a general assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they mature.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    ----------------------------------
                                    Richard J. Sherwin


                                    ----------------------------------
                                    Jay A. Disler

                                    /s/Joan Disler
                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    /s/James E. Lindstrom
                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Joan Disler


                                    /s/Gerald B. Cohen
                                    ----------------------------------
                                    Gerald B. Cohen


                                    /s/Dorothy Cohen
                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    /s/Bobby Murcer
                                    ----------------------------------
                                    Bobby Murcer


                                    /s/Kay Murcer
                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs


                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis

                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    /s/Russ Harris
                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    /s/Kenneth Grossman
                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    /s/Steven Fox
                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    /s/M. P. Sardo, Jr.
                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    /s/Kenneth Trell
                                    ----------------------------------
                                    Kenneth Trell


                                    /s/Carolyn Trell
                                    ----------------------------------
                                    Carolyn Trell


                                    ----------------------------------
                                    Wayne Jacobs

                                    ----------------------------------
                                    Joan Disler


                                    ----------------------------------
                                    Gerald B. Cohen


                                    ----------------------------------
                                    Dorothy Cohen


                                    ----------------------------------
                                    Bobby Murcer


                                    ----------------------------------
                                    Kay Murcer


                                    ----------------------------------
                                    James E. Lindstrom


                                    ----------------------------------
                                    Russ Harris


                                    ----------------------------------
                                    Kenneth Grossman


                                    ----------------------------------
                                    Steven Fox


                                    ----------------------------------
                                    M. P. Sardo, Jr.


                                    ----------------------------------
                                    Kenneth Trell


                                    ----------------------------------
                                    Carolyn Trell


                                    /s/Wayne Jacobs
                                    ----------------------------------
                                    Wayne Jacobs

                                    /s/Anthony M. Midis
                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    /s/Peter Rentzis
                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    /s/Panos Midis
                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    /s/David N. Levine
                                    ----------------------------------
                                    David N. Levine


                                    /s/Mona Levine
                                    ----------------------------------
                                    Mona Levine


                                    /s/John A. Budnick
                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    /s/Jonathan K. Dodge
                                    ----------------------------------
                                    Jonathan Dodge


                                    /s/Vita M. Marino
                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    /s/John Jaust
                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    /s/ W. S. Wheatley, Jr.
                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    /s/Maria Cecilia Wheatley
                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                    ----------------------------------
                                    Anthony M. Midis


                                    ----------------------------------
                                    Peter Rentzis


                                    ----------------------------------
                                    Panos Midis


                                    ----------------------------------
                                    David N. Levine


                                    ----------------------------------
                                    Mona Levine


                                    ----------------------------------
                                    John A. Budnick


                                    ----------------------------------
                                    Jonathan Dodge


                                    ----------------------------------
                                    Vita Marino


                                    ----------------------------------
                                    John Jaust


                                    ----------------------------------
                                    William S. Wheatley, Jr.


                                    ----------------------------------
                                    Maria Cecilia Wheatley


                                    /s/Kenneth Alan Horowitz
                                    ----------------------------------
                                    Kenneth Alan Horowitz

                                   Image Investors Co.

                                     By:   /s/ Stuart Subotnick
                                          ----------------------------

                                       Title: Executive Vice President
                                            --------------------------


By the execution of this Agreement, Image Entertainment, Inc.
agrees to be bound by the provisions of Paragraph 14 hereof.

Image Entertainment, Inc.

  By:   /s/ Martin W. Greenwald
       -----------------------------

    Title:   President
            ------------------------

                                   Image Investors Co.

                                     By: /s/ Stuart Subotnick
                                         -----------------------------

                                       Title: Executive Vice President
                                              ------------------------


By the execution of this Agreement, Image Entertainment, Inc.
agrees to be bound by the provisions of Paragraph 14 hereof.

Image Entertainment, Inc.

  By:
      -----------------------------

    Title:
           ------------------------

                                    INVESTORS

                                                                                            Options
                                                                                           Currently
                                         Amount           Shares           Options        Exercisable
                                         ------           ------           -------        -----------
Gerald B. & Dorothy Cohen              $    65,000        1,300,000          859,863          148,330
(JTWROS)
181 East 73rd Street - Apt. 20A
New York, NY 10021

Kenneth Grossman                            50,000        1,000,000          661,433          114,100
Box 1502 (Sumter)
Long Grove, IL 60047

Steve Fox                                   20,000          400,000          264,574           45,641
500 East 77th Street - Suite 3416
New York, NY 10162

M. P. Sardo Jr.                             15,000          300,000          198,430           34,230
232 Saddle Ridge Road
Pound Ridge, NY 10576

Kenneth & Carolyn Trell                     20,000          400,000          264,574           45,641
(JTWROS)
214-11 27th Avenue
Bayside, NY 11360

Wayne Jacobs                                 5,000          100,000           66,143           11,410
Joseph Francis Blvd.
Sag Harbor, NY 11963

Anthony M. Midis                            10,000          200,000          132,287           22,820
8 Birchwood Road
N. Caldwell, NJ 07006

Peter Rentzis                                5,000          100,000           66,143           11,410
80 Oak Lane
Essex Falls, NJ 07021

Dr. Panos Midis                              5,000          100,000           66,143           11,410
9903 Kingsbridge Road
Richmond, VA 23233

James E. Lindstrom                          10,000          200,000          132,287           22,820
47 Pike Drive, Apt. 2B
Wayne, NJ 07470

David N. & Mona Levine                       5,000          100,000           66,143           11,410
(JTWROS)
12 Overbrook Drive
Monsey, NY 10952

John A. Budnick                              5,000          100,000           66,143           11,410
36 Juniper Place
Aberdeen, NJ 07747

                                                                                            Options
                                                                                           Currently
                                         Amount           Shares           Options        Exercisable
                                       -----------      -----------      -----------      -----------
Jay A. and Joan Disler                      20,000          400,000          264,574           45,641
(JTWROS)
496 Teal Plaza
Secaucus, NJ 07094

Jonathan Dodge and Vita Marino              15,000          300,000          198,430           34,230
(JTWROS)
100 West 89th Street. Apt. 2B
New York, NY 10024

John Jaust                                  10,000          200,000          132,287           22,820
14 Cindy Lane
Oak Ridge, NJ 07438

William S. Wheatley, Jr.                     5,000          100,000           66,143           11,410
and Maria Cecilia Wheatley
(JTWROS)
243 Lynn Drive
Franklin Lakes, NJ 07417

Image Investors Co.                        250,000        5,000,000        3,307,167          570,504
1 Harmon Plaza
Secaucus, NJ 07094

Richard J. Sherwin                          25,000          500,000          330,717           57,051
46 Westwood Circle
Irvington, NY 10533

Russell Harris                              25,000          500,000          330,717           57,051
755 Via Lido Soud
Newport Beach, CA 92663

Kenneth Alan Horowitz                       20,000          400,000          264,574           45,641
P.O. Box 603
Ithaca, NY 14851

Bobby & Kay Murcer                          15,000          300,000          198,430           34,230
(JTWROS)                               -----------      -----------      -----------      -----------
3244 Whippoorwill Road
Oklahoma City, OK  73120

                                       $   600,000       12,000,000        7,937,202        1,369,210
                                       ===========       ==========        =========        =========
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